EXHIBIT 10.1
EIGHTH AMENDMENT
TO ADDITIONAL SENIOR SECURITY AGREEMENT

EIGHTH AMENDMENT, dated AS OF March 12, 2007 (the "Amendment"), to the Additional Senior Security Agreement referred to below, by and among (i) GENERAL DATACOMM INDUSTRIES, INC., a Delaware corporation, GENERAL DATACOMM, INC., a Delaware corporation ("GDC"), GDC HOLDING COMPANY, LLC, a Delaware limited liability company, GDC NAUGATUCK, INC., a Delaware corporation, GDC FEDERAL SYSTEMS, INC., a Delaware corporation, GDC REALTY, INC., a Texas corporation (each, a "Borrower" and collectively, the "Debtors”) and Howard S. Modlin (“Modlin”) and John L. Segall (together with their successors and assigns the “Secured Party”).

WHEREAS, the Debtors are obligated to repay certain indebtedness owing to Ableco Finance LLC as Agent and the Lenders under that certain Loan and Security Agreement dated as of August 20, 2002 (as amended, supplemented and otherwise modified from time to time, the " Senior Loan Agreement");

WHEREAS, GDC and the other Debtors have requested previously on January 16, 2007 that Modlin as a Secured Party loan GDC an additional $125,000 to replace the obligations owed to the Lenders under the Senior Loan Agreement as well as another $100,000 on March 9, 2007 to likewise replace $100,000 of the obligations owed to the Lenders, subject to (i) the execution and delivery of this Amendment by the Debtors, and (ii) the other terms and conditions set forth in this Amendment;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Additional Senior Security Agreement dated December 30, 2003 between the Debtors and the Secured Party as heretofore amended ( the “Security Agreement”).

2. Replacement Loans. In consideration of the principal amounts of $125,000 loaned January 16, 2007 and $100,000 loaned March 9, 2007 by Modlin as a Secured Party to GDC reflected by demand notes of $125,000 and $100,000 respectively bearing interest at 10% per annum from the date hereof, GDC covenants and agrees such funds are and were to be used to replace Indebtedness of a like amount paid to the Lenders under the Senior Loan Agreement and shall be Replacement Debt as defined in the Subordinated Security Agreement dated September 15, 2003 between the Debtors and HSBC Bank USA as Trustee and as provided in the Indenture dated September 15, 2003 between General DataComm Industries, Inc. and HSBC Bank USA.

3. Indebtedness Secured. Paragraph 3 of the Security Agreement entitled “Indebtedness Secured” is amended by replacing the last sentence thereof in its entirety by the following new sentence “The Security Interest granted by Debtors secures payment of any and all indebtedness of Parent and its subsidiaries incurred under the Amended and Restated Notes and the demand promissory notes payable to Modlin as a Secured Party dated March 12, 2007 in the original principal amount of $125,000 and $100,000 respectively and which notes total $2,305,945 (the “Notes.”)

4. Miscellaneous.

(a) Continued Effectiveness of Security Agreement. Except as otherwise expressly provided herein, the Security Agreement shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not constitute an amendment of any other provision of the Security Agreement.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Borrowers:

GENERAL DATACOMM INDUSTRIES, INC.
a Delaware corporation

By___________________________________
Title: Vice President

GENERAL DATACOMM, INC.,
a Delaware corporation

By___________________________________
Title: Vice President

GDC HOLDING COMPANY, LLC,
a Delaware limited liability company

By___________________________________
Title: Vice President

GDC FEDERAL SYSTEMS, INC.,
a Delaware corporation

By___________________________________
Title: Vice President

GDC NAUGATUCK, INC.,
a Delaware corporation

By___________________________________
Title: Vice President

GDC REALTY, INC.,
a Texas corporation

By___________________________________
Title: Vice President

Secured Party

_____________________________________
Howard S. Modlin

_____________________________________
John L. Segall